UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

BOFI HOLDING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51201	33-0867444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12777 High Bluff Drive, #100 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Quarter end earnings release.

Item 9.01.	Financial Statements Pro Forma Financial Information and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release of BofI Holding, Inc. dated May 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOFI Holding, Inc.

	By:	/s/ Gary Lewis Evans
Gary Lewis Evans
President and Chief Executive Officer
Date: May 2, 2007

INDEX TO EXHIBITS

99.1	Press Release of BofI Holding, Inc. dated May 2, 2007.